                            MEMORANDUM OF AGREEMENT

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated January 1, 2006 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

   The Trusts and AIM agree at least until the date set forth on the attached Exhibits (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses (excluding (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) of a class of a Fund exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. The Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

   Each of the Trusts and AIM agree to review the then-current waivers or expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers or limitations should be amended, continued or terminated. The waivers or expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                           AIM COUNSELOR SERIES TRUST
                                           AIM EQUITY FUNDS
                                           AIM FUNDS GROUP
                                           AIM GROWTH SERIES
                                           AIM INTERNATIONAL MUTUAL FUNDS
                                           AIM INVESTMENT FUNDS
                                           AIM INVESTMENT SECURITIES FUNDS
                                           AIM SECTOR FUNDS
                                           AIM STOCK FUNDS
                                           AIM VARIABLE INSURANCE FUNDS
                                           SHORT-TERM INVESTMENTS TRUST
                                           TAX-FREE INVESTMENTS TRUST
                                           on behalf of the Funds listed in
                                           Exhibit "A" to this Memorandum of
                                           Agreement

                                           By:    /s/ Robert H. Graham
                                                  -----------------------------
                                           Title: President

                                           A I M Advisors, Inc.

                                           By:    /s/ Mark H. Williamson
                                                  -----------------------------
                                           Title: President

                                  EXHIBIT "A"

FUNDS WITH FISCAL YEAR END OF MARCH 31

                               AIM Sector Funds

Fund                             Expense Limitation Effective Date Expiration Date
----                             ------------------ -------------- ---------------
AIM Technology Fund/1/
   Class A Shares                       1.55%       July 1, 2005    June 30, 2007
   Class B Shares                       2.30%       July 1, 2005    June 30, 2007
   Class C Shares                       2.30%       July 1, 2005    June 30, 2007
   Investor Class Shares                1.55%       July 1, 2005    June 30, 2007
   Institutional Class Shares           1.30%       July 1, 2005    June 30, 2007

AIM Utilities Fund/1/
   Class A Shares                       1.30%       April 1, 2006   June 30, 2007
   Class B Shares                       2.05%       April 1, 2006   June 30, 2007
   Class C Shares                       2.05%       April 1, 2006   June 30, 2007
   Investor Class Shares                1.30%       April 1, 2006   June 30, 2007
   Institutional Class Shares           1.05%       April 1, 2006   June 30, 2007

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUNDS WITH FISCAL YEAR END OF JULY 31

                        AIM Investment Securities Funds

Fund                              Expense Limitation  Effective Date  Expiration Date
----                              ------------------ ---------------- ---------------
AIM Global Real Estate Fund/1/
   Class A Shares                        1.40%         July 1, 2005    July 31, 2006
   Class B Shares                        2.15%        April 29, 2005   July 31, 2006
   Class C Shares                        2.15%        April 29, 2005   July 31, 2006
   Class R Shares                        1.65%        April 29, 2005   July 31, 2006
   Institutional Class Shares            1.15%        April 29, 2005   July 31, 2006

AIM Short Term Bond Fund/1/
   Class A Shares                        0.85%         July 1, 2005    July 31, 2006
   Class C Shares                        1.10%/2/    February 1, 2006  July 31, 2006
   Class R Shares                        1.10%        August 1, 2005   July 31, 2006
   Institutional Class Shares            0.60%        August 1, 2005   July 31, 2006

AIM Total Return Bond Fund/1/
   Class A Shares                        1.15%         July 1, 2005    July 31, 2006
   Class B Shares                        1.90%        August 1, 2005   July 31, 2006
   Class C Shares                        1.90%        August 1, 2005   July 31, 2006
   Class R Shares                        1.40%        August 1, 2005   July 31, 2006
   Institutional Class Shares            0.90%        August 1, 2005   July 31, 2006

                                AIM Stock Funds

Fund                                Expense Limitation  Effective Date  Expiration Date
----                                ------------------ ---------------- ---------------
AIM Dynamics Fund/1/
   Class A Shares                          1.90%         July 1, 2005    July 31, 2006
   Class B Shares                          2.65%        August 1, 2005   July 31, 2006
   Class C Shares                          2.65%        August 1, 2005   July 31, 2006
   Class R Shares                          2.15%       October 25, 2005  July 31, 2006
   Investor Class Shares                   1.90%        August 1, 2005   July 31, 2006
   Institutional Class Shares              1.65%        August 1, 2005   July 31, 2006

AIM Small Company Growth Fund/1/
   Class A Shares                          1.90%         July 1, 2005    July 31, 2006
   Class B Shares                          2.65%        August 1, 2005   July 31, 2006
   Class C Shares                          2.65%        August 1, 2005   July 31, 2006
   Class R Shares                          2.15%       October 25, 2005  July 31, 2006
   Investor Class Shares                   1.90%        August 1, 2005   July 31, 2006
   Institutional Class Shares              1.65%        July 13, 2005    July 31, 2006

AIM S&P 500 Index Fund/1/
   Investor Class Shares                   0.60%         July 1, 2005    July 31, 2006
   Institutional Class Shares              0.35%         July 1, 2005    July 31, 2006

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          AIM Counselor Series Trust

                                   Expense
 Fund                             Limitation  Effective Date   Expiration Date
 ----                             ---------- ----------------- ---------------
 AIM Multi-Sector Fund/1/
    Class A Shares                   1.90%     July 1, 2005    August 31, 2006
    Class B Shares                   2.65%   September 1, 2005 August 31, 2006
    Class C Shares                   2.65%   September 1, 2005 August 31, 2006
    Institutional Class Shares       1.65%   September 1, 2005 August 31, 2006

 AIM Structured Core Fund
    Class A                          1.00%    March 31, 2006    June 30, 2007
    Class B                          1.75%    March 31, 2006    June 30, 2007
    Class C                          1.75%    March 31, 2006    June 30, 2007
    Class R                          1.25%    March 31, 2006    June 30, 2007
    Institutional Class              0.75%    March 31, 2006    June 30, 2007

 AIM Structured Growth Fund
    Class A                          1.00%    March 31, 2006    June 30, 2007
    Class B                          1.75%    March 31, 2006    June 30, 2007
    Class C                          1.75%    March 31, 2006    June 30, 2007
    Class R                          1.25%    March 31, 2006    June 30, 2007
    Institutional Class              0.75%    March 31, 2006    June 30, 2007

                              Expense
Fund                         Limitation Effective Date Expiration Date
----                         ---------- -------------- ---------------
AIM Structured Value Fund
   Class A                      1.00%   March 31, 2006  June 30, 2007
   Class B                      1.75%   March 31, 2006  June 30, 2007
   Class C                      1.75%   March 31, 2006  June 30, 2007
   Class R                      1.25%   March 31, 2006  June 30, 2007
   Institutional Class          0.75%   March 31, 2006  June 30, 2007

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                               AIM Equity Funds

                                      Expense
Fund                                 Limitation  Effective Date  Expiration Date
----                                 ---------- ---------------- ----------------
AIM Diversified Dividend Fund/1/
   Class A Shares                       1.40%   November 1, 2005 October 31, 2006
   Class B Shares                       2.15%   November 1, 2005 October 31, 2006
   Class C Shares                       2.15%   November 1, 2005 October 31, 2006
   Class R Shares                       1.65%   November 1, 2005 October 31, 2006
   Investor Class Shares                1.40%   November 1, 2005 October 31, 2006
   Institutional Class Shares           1.15%   November 1, 2005 October 31, 2006

AIM Large Cap Basic Value Fund/1/
   Class A Shares                       1.22%     July 1, 2005   October 31, 2006
   Class B Shares                       1.97%     July 1, 2005   October 31, 2006
   Class C Shares                       1.97%     July 1, 2005   October 31, 2006
   Class R Shares                       1.47%     July 1, 2005   October 31, 2006
   Investor Class Shares                1.22%     July 1, 2005   October 31, 2006
   Institutional Class Shares           0.97%     July 1, 2005   October 31, 2006
AIM Large Cap Growth Fund/1/
   Class A Shares                       1.32%     July 1, 2005   October 31, 2006
   Class B Shares                       2.07%     July 1, 2005   October 31, 2006
   Class C Shares                       2.07%     July 1, 2005   October 31, 2006
   Class R Shares                       1.57%     July 1, 2005   October 31, 2006
   Investor Class Shares                1.32%     July 1, 2005   October 31, 2006
   Institutional Class Shares           1.07%     July 1, 2005   October 31, 2006

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                        AIM International Mutual Funds

Fund                                     Expense Limitation  Effective Date  Expiration Date
----                                     ------------------ ---------------- ----------------
AIM International Core Equity Fund/1/
   Class A Shares                               2.00%       November 1, 2005 October 31, 2006
   Class B Shares                               2.75%       November 1, 2005 October 31, 2006
   Class C Shares                               2.75%       November 1, 2005 October 31, 2006
   Class R Shares                               2.25%       November 1, 2005 October 31, 2006
   Investor Class Shares                        2.00%       November 1, 2005 October 31, 2006
   Institutional Class Shares                   1.75%       November 1, 2005 October 31, 2006

                             AIM Investment Funds

Fund                              Expense Limitation  Effective Date  Expiration Date
----                              ------------------ ---------------- ----------------
AIM China Fund
   Class A                               2.05%        March 31, 2006   June 30, 2007
   Class B                               2.80%        March 31, 2006   June 30, 2007
   Class C                               2.80%        March 31, 2006   June 30, 2007
   Institutional Class                   1.80%        March 31, 2006   June 30, 2007
AIM Developing Markets Fund/1/
   Class A Shares                        1.75%       November 1, 2005 October 31, 2006
   Class B Shares                        2.50%       November 1, 2005 October 31, 2006
   Class C Shares                        2.50%       November 1, 2005 October 31, 2006
   Institutional Class Shares            1.50%       November 1, 2005 October 31, 2006
AIM Enhanced Short Bond Fund
   Class A                               0.85%        March 31, 2006   June 30, 2007
   Class C                               1.60%        March 31, 2006   June 30, 2007
   Class R                               1.10%        March 31, 2006   June 30, 2007
   Institutional Class                   0.60%        March 31, 2006   June 30, 2007
AIM International Bond Fund
   Class A                               1.10%        March 31, 2006   June 30, 2007
   Class B                               1.85%        March 31, 2006   June 30, 2007
   Class C                              1.855         March 31, 2006   June 30, 2007
   Institutional Class                   0.85%        March 31, 2006   June 30, 2007
AIM Japan Fund
   Class A                               1.70%        March 31, 2006   June 30, 2007
   Class B                               2.45%        March 31, 2006   June 30, 2007
   Class C                              2.455         March 31, 2006   June 30, 2007
   Institutional Class                   1.45%        March 31, 2006   June 30, 2007
AIM Trimark Endeavor Fund/1/
   Class A Shares                        1.90%       November 1, 2005 October 31, 2006
   Class B Shares                        2.65%       November 1, 2005 October 31, 2006
   Class C Shares                        2.65%       November 1, 2005 October 31, 2006
   Class R Shares                        2.15%       November 1, 2005 October 31, 2006
   Institutional Class Shares            1.65%       November 1, 2005 October 31, 2006

Fund                                   Expense Limitation   Effective Date   Expiration Date
----                                   ------------------ ------------------ ----------------
AIM Trimark Fund/1/
   Class A Shares                             2.15%        November 1, 2005  October 31, 2006
   Class B Shares                             2.90%        November 1, 2005  October 31, 2006
   Class C Shares                             2.90%        November 1, 2005  October 31, 2006
   Class R Shares                             2.40%        November 1, 2005  October 31, 2006
   Institutional Class Shares                 1.90%        November 1, 2005  October 31, 2006

AIM Trimark Small Companies Fund/1/
   Class A Shares                             1.50%       September 30, 2005 October 31, 2006
   Class B Shares                             2.25%       September 30, 2005 October 31, 2006
   Class C Shares                             2.25%       September 30, 2005 October 31, 2006
   Class R Shares                             1.75%       September 30, 2005 October 31, 2006
   Institutional Class Shares                 1.25%       September 30, 2005 October 31, 2006

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                AIM Funds Group

Fund                                       Expense Limitation Effective Date   Expiration Date
----                                       ------------------ --------------- -----------------
AIM European Small Company Fund/1/
   Class A Shares                                 1.90%       January 1, 2006 December 31, 2006
   Class B Shares                                 2.65%       January 1, 2006 December 31, 2006
   Class C Shares                                 2.65%       January 1, 2006 December 31, 2006

AIM Global Value Fund/1/
   Class A Shares                                 1.90%       January 1, 2006 December 31, 2006
   Class B Shares                                 2.65%       January 1, 2006 December 31, 2006
   Class C Shares                                 2.65%       January 1, 2006 December 31, 2006
   Institutional Class Shares                     1.65%       January 1, 2006 December 31, 2006

AIM International Small Company Fund/1/
   Class A Shares                                 1.90%       January 1, 2006 December 31, 2006
   Class B Shares                                 2.65%       January 1, 2006 December 31, 2006
   Class C Shares                                 2.65%       January 1, 2006 December 31, 2006
   Institutional Class Shares                     1.65%       January 1, 2006 December 31, 2006

                               AIM Growth Series

Fund                             Expense Limitation Effective Date   Expiration Date
----                             ------------------ --------------- -----------------
AIM Global Equity Fund/1/
   Class A Shares                       1.75%       January 1, 2006 December 31, 2006
   Class B Shares                       2.50%       January 1, 2006 December 31, 2006
   Class C Shares                       2.50%       January 1, 2006 December 31, 2006
   Class R Shares                       2.00%       January 1, 2006 December 31, 2006
   Institutional Class Shares           1.50%       January 1, 2006 December 31, 2006

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                  EXHIBIT "B"

                               AIM GROWTH SERIES

Fund                                            Expense Limitation             Effective Date   Expiration Date
----                                 ---------------------------------------- ---------------- -----------------
AIM Conservative Allocation Fund
   Class A Shares                    Limit Other Expenses to 0.23% of average  January 1, 2006 December 31, 2006
   Class B Shares                    daily net assets                          January 1, 2006 December 31, 2006
   Class C Shares                    Limit Other Expenses to 0.23% of average  January 1, 2006 December 31, 2006
   Class R Shares                    daily net assets                          January 1, 2006 December 31, 2006
   Institutional Class Shares        Limit Other Expenses to 0.23% of average  January 1, 2006 December 31, 2006 daily net assets
                                     Limit Other Expenses to 0.23% of average
                                     daily net assets
                                     Limit Other Expenses to 0.23% of average
                                     daily net assets
AIM Growth Allocation Fund
   Class A Shares                    Limit Other Expenses to 0.21% of average  January 1, 2006 December 31, 2006
   Class B Shares                    daily net assets                          January 1, 2006 December 31, 2006
   Class C Shares                    Limit Other Expenses to 0.21% of average  January 1, 2006 December 31, 2006
   Class R Shares                    daily net assets                          January 1, 2006 December 31, 2006
   Institutional Class Shares        Limit Other Expenses to 0.21% of average  January 1, 2006 December 31, 2006 daily net assets
                                     Limit Other Expenses to 0.21% of average
                                     daily net assets
                                     Limit Other Expenses to 0.21% of average
                                     daily net assets
AIM Income Allocation Fund
   Class A                           Limit Other Expenses to 0.03% of average  January 1, 2006 December 31, 2006
   Class B                           daily net assets                          January 1, 2006 December 31, 2006
   Class C                           Limit Other Expenses to 0.03% of average  January 1, 2006 December 31, 2006
   Class R                           daily net assets                          January 1, 2006 December 31, 2006
   Institutional Class               Limit Other Expenses to 0.03% of average  January 1, 2006 December 31, 2006 daily net assets
                                     Limit Other Expenses to 0.03% of average
                                     daily net assets
                                     Limit Other Expenses to 0.03% of average
                                     daily net assets
AIM International Allocation Fund
   Class A                           Limit Other Expenses to 0.18% of average October 31, 2005 December 31, 2006
   Class B                           daily net assets                         October 31, 2005 December 31, 2006
   Class C                           Limit Other Expenses to 0.18% of average October 31, 2005 December 31, 2006
   Class R                           daily net assets                         October 31, 2005 December 31, 2006
   Institutional Class               Limit Other Expenses to 0.18% of average October 31, 2005 December 31, 2006 daily net assets
                                     Limit Other Expenses to 0.18% of average
                                     daily net assets
                                     Limit Other Expenses to 0.18% of average
                                     daily net assets

Fund                                                 Expense Limitation            Effective Date   Expiration Date
----                                      ---------------------------------------- --------------- -----------------
AIM Moderate Allocation Fund
   Class A Shares                         Limit Other Expenses to 0.12% of average January 1, 2006 December 31, 2006
   Class B Shares                         daily net assets                         January 1, 2006 December 31, 2006
   Class C Shares                         Limit Other Expenses to 0.12% of average January 1, 2006 December 31, 2006
   Class R Shares                         daily net assets                         January 1, 2006 December 31, 2006
   Institutional Class Shares             Limit Other Expenses to 0.12% of average January 1, 2006 December 31, 2006 daily net assets
                                          Limit Other Expenses to 0.12% of average
                                          daily net assets
                                          Limit Other Expenses to 0.12% of average
                                          daily net assets
AIM Moderate Growth Allocation Fund
   Class A Shares                         Limit Other Expenses to 0.12% of average  April 29, 2005 December 31, 2006
   Class B Shares                         daily net assets                          April 29, 2005 December 31, 2006
   Class C Shares                         Limit Other Expenses to 0.12% of average  April 29, 2005 December 31, 2006
   Class R Shares                         daily net assets                          April 29, 2005 December 31, 2006
   Institutional Class Shares             Limit Other Expenses to 0.12% of average  April 29, 2005 December 31, 2006 daily net assets
                                          Limit Other Expenses to 0.12% of average
                                          daily net assets
                                          Limit Other Expenses to 0.12% of average
                                          daily net assets
AIM Moderately Conservative Allocation
  Fund                                    Limit Other Expenses to 0.14% of average  April 29, 2005 December 31, 2006
   Class A Shares                         daily net assets                          April 29, 2005 December 31, 2006
   Class B Shares                         Limit Other Expenses to 0.14% of average  April 29, 2005 December 31, 2006
   Class C Shares                         daily net assets                          April 29, 2005 December 31, 2006
   Class R Shares                         Limit Other Expenses to 0.14% of average  April 29, 2005 December 31, 2006
   Institutional Class Shares             daily net assets
                                          Limit Other Expenses to 0.14% of average
                                          daily net assets
                                          Limit Other Expenses to 0.14% of average
                                          daily net assets

Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                                  EXHIBIT "C"

FUNDS WITH FISCAL YEAR END OF MARCH 31

                          Tax-Free Investments Trust

Fund                                    Expense Limitation Effective Date Expiration Date
----                                    ------------------ -------------- ---------------
Tax-Free Cash Reserve Portfolio/1,2/
   Cash Management Class                       0.22%       June 30, 2005  March 31, 2007
   Corporate Class                             0.22%       June 30, 2005  March 31, 2007
   Institutional Class                         0.22%       June 30, 2005  March 31, 2007
   Personal Investment Class                   0.22%       June 30, 2005  March 31, 2007
   Private Investment Class                    0.22%       June 30, 2005  March 31, 2007
   Reserve Class                               0.22%       June 30, 2005  March 31, 2007
   Resource Class                              0.22%       June 30, 2005  March 31, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                         Short-Term Investments Trust

Fund                                    Expense Limitation Effective Date Expiration Date
----                                    ------------------ -------------- ---------------
Government & Agency Portfolio/1/
   Cash Management Class                       0.12%       June 30, 2005  August 31, 2006
   Corporate Class                             0.12%       June 30, 2005  August 31, 2006
   Institutional Class                         0.12%       June 30, 2005  August 31, 2006
   Personal Investment Class                   0.12%       June 30, 2005  August 31, 2006
   Private Investment Class                    0.12%       June 30, 2005  August 31, 2006
   Reserve Class                               0.12%       June 30, 2005  August 31, 2006
   Resource Class                              0.12%       June 30, 2005  August 31, 2006
Government TaxAdvantage Portfolio/1/
   Cash Management Class                       0.12%       June 30, 2005  August 31, 2006
   Corporate Class                             0.12%       June 30, 2005  August 31, 2006
   Institutional Class                         0.12%       June 30, 2005  August 31, 2006
   Personal Investment Class                   0.12%       June 30, 2005  August 31, 2006
   Private Investment Class                    0.12%       June 30, 2005  August 31, 2006
   Reserve Class                               0.12%       June 30, 2005  August 31, 2006
   Resource Class                              0.12%       June 30, 2005  August 31, 2006
Liquid Assets Portfolio/1/
   Cash Management Class                       0.12%       June 30, 2005  August 31, 2006
   Corporate Class                             0.12%       June 30, 2005  August 31, 2006
   Institutional Class                         0.12%       June 30, 2005  August 31, 2006
   Personal Investment Class                   0.12%       June 30, 2005  August 31, 2006
   Private Investment Class                    0.12%       June 30, 2005  August 31, 2006
   Reserve Class                               0.12%       June 30, 2005  August 31, 2006
   Resource Class                              0.12%       June 30, 2005  August 31, 2006

/1/ The expense limit shown excludes Rule 12b-1 fee waivers by Fund Management Company.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

Fund                            Expense Limitation Effective Date Expiration Date
----                            ------------------ -------------- ---------------
STIC Prime Portfolio/1/
   Cash Management Class               0.12%       June 30, 2005  August 31, 2006
   Corporate Class                     0.12%       June 30, 2005  August 31, 2006
   Institutional Class                 0.12%       June 30, 2005  August 31, 2006
   Personal Investment Class           0.12%       June 30, 2005  August 31, 2006
   Private Investment Class            0.12%       June 30, 2005  August 31, 2006
   Reserve Class                       0.12%       June 30, 2005  August 31, 2006
   Resource Class                      0.12%       June 30, 2005  August 31, 2006

Treasury Portfolio/1/
   Cash Management Class               0.12%       June 30, 2005  August 31, 2006
   Corporate Class                     0.12%       June 30, 2005  August 31, 2006
   Institutional Class                 0.12%       June 30, 2005  August 31, 2006
   Personal Investment Class           0.12%       June 30, 2005  August 31, 2006
   Private Investment Class            0.12%       June 30, 2005  August 31, 2006
   Reserve Class                       0.12%       June 30, 2005  August 31, 2006
   Resource Class                      0.12%       June 30, 2005  August 31, 2006

/1/ The expense limit shown excludes Rule 12b-1 fee waivers by Fund Management Company.

                                  EXHIBIT "D"

                         AIM VARIABLE INSURANCE FUNDS

Fund                                  Expense Limitation Effective Date  Expiration Date
----                                  ------------------ --------------- ---------------
AIM V.I. Aggressive Growth Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Basic Balanced Fund
   Series I Shares                           0.91%       January 1, 2006 April 30, 2007
   Series II Shares                          1.16%       January 1, 2006 April 30, 2007

AIM V.I. Basic Value Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Blue Chip Fund
   Series I Shares                           1.01%       January 1, 2006 April 30, 2007
   Series II Shares                          1.26%       January 1, 2006 April 30, 2007

AIM V.I. Capital Appreciation Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Capital Development Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Core Equity Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Core Stock Fund
   Series I Shares                           0.91%       January 1, 2006 April 30, 2007
   Series II Shares                          1.16%       January 1, 2006 April 30, 2007

Fund                                   Expense Limitation Effective Date  Expiration Date
----                                   ------------------ --------------- ---------------
AIM V.I. Demographic Trends Fund
   Series I Shares                            1.01%        January 1,2006 April 30, 2007
   Series II Shares                           1.26%       January 1, 2006 April 30, 2007

AIM V.I. Diversified Income Fund
   Series I Shares                            0.75%       January 1, 2006 April 30, 2007
   Series II Shares                           1.00%       January 1, 2006 April 30, 2007

AIM V.I. Dynamics Fund
   Series I Shares                            1.30%       January 1, 2006 April 30, 2007
   Series II Shares                           1.45%       January 1, 2006 April 30, 2007

AIM V.I. Financial Services Fund
   Series I Shares                            1.30%       January 1, 2006 April 30, 2007
   Series II Shares                           1.45%       January 1, 2006 April 30, 2007

AIM V.I. Global Health Care Fund
   Series I Shares                            1.30%       January 1, 2006 April 30, 2007
   Series II Shares                           1.45%       January 1, 2006 April 30, 2007

AIM V.I. Government Securities Fund
   Series I Shares                            0.73%       January 1, 2006 April 30, 2007
   Series II Shares                           0.98%       January 1, 2006 April 30, 2007

AIM V.I. Growth Fund
   Series I Shares                            1.30%       January 1, 2006 April 30, 2007
   Series II Shares                           1.45%       January 1, 2006 April 30, 2007

AIM V.I. High Yield Fund
   Series I Shares                            0.95%       January 1, 2006 April 30, 2007
   Series II Shares                           1.20%       January 1, 2006 April 30, 2007

Fund                                  Expense Limitation Effective Date  Expiration Date
----                                  ------------------ --------------- ---------------
AIM V.I. International Growth Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Large Cap Growth Fund
   Series I Shares                           1.01%       January 1, 2006 April 30, 2007
   Series II Shares                          1.26%       January 1, 2006 April 30, 2007

AIM V.I. Leisure Fund
   Series I Shares                           1.01%       January 1, 2006 April 30, 2007
   Series II Shares                          1.26%       January 1, 2006 April 30, 2007

AIM V.I. Mid Cap Core Equity Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Money Market Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Premier Equity Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Real Estate Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Small Cap Equity Fund
   Series I Shares                           1.15%       January 1, 2006 April 30, 2007
   Series II Shares                          1.40%       January 1, 2006 April 30, 2007

AIM V.I. Small Company Growth Fund
   Series I Shares                           1.20%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

AIM V.I. Technology Fund
   Series I Shares                           1.30%       January 1, 2006 April 30, 2007
   Series II Shares                          1.45%       January 1, 2006 April 30, 2007

Fund                       Expense Limitation   Effective Date   Expiration Date
----                       ------------------ ------------------ ---------------
AIM V.I. Utilities Fund
   Series I Shares                0.93%       September 23, 2005 April 30, 2007
   Series II Shares               1.18%       September 23, 2005 April 30, 2007